UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21258

                     MERCANTILE LONG-SHORT MANAGER FUND, LLC
               (Exact name of registrant as specified in charter)

                                    --------


                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 18074
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-410-237-5223

                     DATE OF FISCAL YEAR END: MARCH 31, 2005

                    DATE OF REPORTING PERIOD: MARCH 31, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.


MERCANTILE LONG-SHORT MANAGER FUND LLC
ANNUAL REPORT
MARCH 31, 2005

MERCANTILE LONG-SHORT MANAGER FUND LLC
CONTENTS
MARCH 31, 2005
--------------------------------------------------------------------------------



                                                                                   PAGE(S)

Fund Commentary (unaudited)..............................................................3

Report of Independent Registered Public Accounting Firm..................................6

FINANCIAL STATEMENTS

Schedule of Investments..................................................................7

Statement of Assets and Liabilities......................................................9

Statement of Operations.................................................................10

Statements of Changes in Members' Capital...............................................11

Statement of Cash Flows.................................................................12

Financial Highlights....................................................................13

Notes to Financial Statements...........................................................14

Liquidity of Investment Funds (unaudited)...............................................20

Directors and Officers of the Fund (unaudited)..........................................21

Board Approval of Investment Advisory Agreements (unaudited)............................23

Other Information (unaudited)...........................................................26

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


Dear Members:

Mercantile Long-Short Manager Fund LLC (the "Fund") gained 3.91%, net of all fees, expenses and incentive fees, for the 12 months ended March 31, 2005 (the "Reporting Period.").

The Fund produced positive returns in six of the 12 months of the fiscal year ended March 31, 2005, continuing to meet its objectives and provide investors with global equity exposure with less risk than a traditional "long-only" global equity strategy.

The generally strong performance of the global equity markets served as a supportive backdrop to the Fund's investment managers' efforts. However, several of the strategies employed in the Fund use equity market volatility to exploit pricing disparities, market inefficiencies, anticipated securities price movements, and/or cyclical relationships. During the fiscal year, equity market volatility dropped to near-record lows. Despite this lack of volatility in the markets for most of the year, the Fund performed well, with the majority of the Fund's underlying hedge fund managers able to capitalize on opportunities in the U.S. and abroad.

MARKET AND ECONOMIC REVIEW

Overall, most foreign stock markets appreciated significantly in dollar terms, boosted by currency factors. Still, most of the total annual performance can be attributed to the third fiscal quarter, as risk-aversion, uncertainty and an investor focus on macro-oriented events rather than on stock fundamentals kept market returns rather lackluster through much of the remainder of the annual period. The equity markets of the Latin American and Asian emerging markets performed particularly well for the 12 months ended March 31, 2005. Europe also had a strong annual period, outperforming the equity markets of both the U.S. and Japan.

Through the fiscal year, ongoing conflict in Iraq, growing concerns over potential interest rate increases, prospects for even higher oil prices, heightened threats of terrorism and yet another too-close-to-call U.S. Presidential election dominated global equity investor sentiment. From June 2004 through March 2005, the U.S. Federal Reserve Board raised interest rates seven times in quarter-point increments, bringing the targeted federal funds rate to 2.75%. Record-high energy prices surprisingly had little effect on consumer spending, the general global economy or inflation. Much of the consumer's ability to maintain spending levels was tied to their ability to access enhanced equity from their homes at still historically low interest rates. Another factor that affected the global equity markets during the period was the weakening U.S. dollar versus most other world currencies. As the value of the U.S. dollar declines, the currency value of foreign investments typically increases and vice versa. Thus, this dollar depreciation was good news for many U.S. manufacturers, boosting prospects for U.S. exporters. Overall, corporate profits generally surpassed analyst expectations, creating a broad-based rally.

On a global basis, energy was the leading sector in the equity market rally, and the Internet was the leading industry. Conversely, semiconductor, large-cap pharmaceutical and auto manufacturing stocks performed poorly. Beyond these areas, however, it was predominantly a stock specific environment.

FUND REVIEW

The number of hedge fund managers did not change over the course of the fiscal year, but as hedge fund manager selection and a broad variety of strategies and styles remained of fundamental importance, we did make several changes within that number. Indeed, we redeemed four of the Fund's hedge fund managers and added four hedge fund managers, such that there remained a total of 15 managers at March 31, 2005. As sub-advisor, we also carefully evaluated the Fund's strategies and strategy allocation and made changes in an effort to further broaden the portfolio for enhanced risk management and increased potential returns.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


In all, the hedge fund managers in the Fund employed seven strategies over the course of the fiscal year. Of these seven strategies, five generated positive returns for the Reporting Period and two generated negative returns.

o GENERAL HEDGED EQUITY STRATEGIES - With four managers in this area, the general hedged equity strategies performed well during the Reporting Period, particularly in the last quarter of 2004 when the equity markets finally picked up steam after the uncertainty surrounding the U.S. Presidential elections was resolved. One of the Fund's small-cap managers, Wynnefield Partners Small Cap Value, generated strong positive returns through defense and energy-related petroleum positions. General hedged equity strategies generally mean taking a secondary position with the express purpose of counterbalancing a known risk involved with a primary position. This can be accomplished by taking positions in specifically-related securities for specific risks or by purchasing index options for market risks. During the fiscal year, we did not significantly adjust the Fund's allocation to this component, shifting from just over 27% of assets at the start of the fiscal year to nearly 29% at the close of March 2005. We did, however, redeem two of the Fund's general hedged equity managers primarily due to organizational changes and replaced them both with small/mid cap managers, as we believe the small-cap segment of the equity market provides opportunities for significant positive returns. Eden Capital Partners takes a private equity approach to investing in public equities. Newcastle Partners takes control positions in small companies in an attempt to extract as much value as it can from those companies.

o INTERNATIONAL HEDGED EQUITY STRATEGIES - With three managers in this area, the international hedged equity strategies generated positive returns for the Reporting Period. One of the Fund's global long/short managers, Kingdon Associates, generated particularly significant profits in the biotechnology, basic industry and finance sectors. During the fiscal year, we increased the Fund's allocation to these strategies from approximately 15% of assets at the start of the reporting period to approximately 23% at the end of the reporting period.

o SECTOR HEDGED EQUITY STRATEGIES - With four managers in this component, the sector hedged equity strategies generated positive returns for the reporting period. TCS Capital II, the Fund's media/telecommunications manager, led the sector managers. Indeed, TCS' long portfolio produced outstanding results, being prudently positioned in Sirius Satellite Radio and Sprint Corporation (FON) among others. Sector hedged equity strategies are strategies that focus on specific sectors of the market, such as healthcare, real estate, energy or technology. Typically both long and short strategies will be used to target positive returns. During the fiscal year, we modestly adjusted the Fund's allocation to this component, shifting from just over 24% of assets at the start of the reporting period to nearly 26.5% at March 31, 2005.

o EVENT-DRIVEN STRATEGIES - With two managers in this area, the event-driven strategies generated positive returns for the reporting period. Corporate merger and acquisition activity increased during the fiscal year, and so both of the Fund's event driven managers, Bedford Falls Investors and Castlerigg Partners, were able to find opportunities. Both moved a greater portion of their portfolios into merger-related investments and away from distressed securities. Due primarily to a re-categorization within our strategy components, the Fund's allocation to event-driven strategies at the end of March 31, 2005 was just over 15% of assets. Event-driven strategies are, in general, approaches that seek to anticipate certain events, such as mergers or corporate restructurings. Such funds typically employ medium-term holding periods.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


o DISTRESSED STRATEGIES - Although, distressed securities strategies produced positive returns for the Fund during the Reporting Period, we redeemed our dedicated distressed strategy manager at the end of the first fiscal quarter. We had grown concerned with this strategy due to its rally during the first half of 2004, which was largely a function of the bull market in credit. This redemption along with the shift away from distressed strategies by the Fund's event-driven managers significantly reduced the Fund's exposure to this strategy overall from nearly 6.5% of assets one year prior. Distressed strategies invest in the debt and/or equity of companies in bankruptcy, reorganization or some other form of financial distress in hopes that the company will emerge from financial troubles.

o GLOBAL MACRO STRATEGIES - We initiated Fund exposure to the macro strategy during the fourth quarter of 2004 with the addition of two managers who employ investments in equity, debt, currencies and commodities across multiple sectors, economies, market capitalizations and more based on macroeconomic modeling. Peak Select Partners employs a mainly fundamental, top-down approach to commodity, interest rate, currency and stock index markets. Cipher Composite Fund uses a systematic approach to over sixty of the same markets in an effort to profit from market price trends. To our disappointment, the macro strategies generated negative returns for the Fund during the fiscal year. This was primarily due to the fact that the Fund's commodity trading manager, Cipher Composite Fund, was caught in what was a trendless environment for most of the period. At the end of the Reporting Period, the Fund had approximately 6% of assets allocated to macro strategies.

o SHORT BIASED STRATEGIES - The Fund's short biased strategy generated negative returns for the reporting period. We redeemed the Fund's short biased manager at the end of 2004, because we felt the manager was neither protecting capital sufficiently nor generating alpha in up markets. Alpha measures the value that an investment manager produces, by comparing the manager's performance to that of a risk-free investment, such as a U.S. Treasury bill. For example, if a fund had an alpha of 1.0 during a given month, it would have produced a return during that month that was one percentage point higher than the benchmark Treasury. Alpha can also be used a measure of residual risk, relative to the market in which a fund participates. We did not replace the manager for this short biased strategy, unable to find another manager that met our selection criteria.

STRATEGY AHEAD

We are comfortable with the Fund's current exposure and the added flexibility the Fund now has based on the multi-strategy styles of managers. Indeed, we believe the Fund is prudently positioned to take advantage of whatever conditions the markets may bring as we continue to seek capital appreciation while limiting risk. Most of the managers in the Fund seek to generate positive risk-adjusted returns by concentrating on individual stock picking rather than on the direction of the market. Of course, the Fund is likely to perform best during strong equity markets due to its hedged equity focus. We do not intend to pursue any new strategies in the coming months.

We appreciate your continued investment in Mercantile Long-Short Manager Fund, and we look forward to helping you meet your investment goals in the future.

Sincerely,

ADVANTAGE ADVISERS MANAGEMENT, LLC

April 2005

              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of Mercantile Long-Short Manager Fund LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in members' capital and cash flows and the financial highlights present fairly, in all material respects, the financial position of Mercantile Long-Short Manager Fund LLC (the "Fund") at March 31, 2005, the results of its operations and cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and investee funds, provide a reasonable basis for our opinion.

The financial statements include investments valued at $46,682,958 (100.05% of the Fund's net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. However, these values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.


PricewaterhouseCoopers LLP

May 27, 2005
Baltimore, Maryland

MERCANTILE LONG-SHORT MANAGER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

-----------------------------------------------------------------
INVESTMENT STRATEGY AS A PERCENTAGE AS A PERCENTAGE OF TOTAL
INVESTMENTS (unaudited)

[PIE CHART OMITTED; PLOT POINTS FOLLOW:]

29%     [] General Hedged Equity
27%     [] Sector Hedged Equity
23%     [] International Hedged Equity
15%     [] Specialty-Event Driven
6%      [] Specialty-Global Macro

-----------------------------------------------------------------

                                                      INVESTMENTS
INVESTMENT FUNDS                                           COST                   VALUE           % OF NET ASSETS
GENERAL HEDGED EQUITY
  Eden Capital Partners                               $    2,000,000         $    2,117,700                4.54%
  Newcastle Partners LP                                    3,000,000              2,991,415                6.41
  North Sound Legacy Institutional Fund, L.L.C.            3,250,000              4,041,848                8.66
  Wynnefield Partners Small Cap Value, L.P.                2,750,000              4,323,275                9.27
                                                      --------------         --------------          ----------
  Total General Hedged Equity                             11,000,000             13,474,238               28.88
SECTOR HEDGED EQUITY
  Artis Technology Qualified Partners, L.P.                2,750,000              3,312,220                7.10
  Basswood Financial Partners, L.P.                        2,250,000              2,822,391                6.05
  D3 Capital Management, LLC                               2,800,000              2,837,269                6.08
  TCS Capital II, L.P.                                     2,200,000              3,458,460                7.41
                                                      --------------         --------------          ----------
  Total Sector Hedged Equity                              10,000,000             12,430,340               26.64
INTERNATIONAL HEDGED EQUITY
  Greylock Global Opportunity Fund, L.P.                   2,500,000              3,109,701                6.66
  Horseman Global Fund I, L.P.                             2,750,000              3,477,647                7.45
  Kingdon Associates, L.P.                                 3,500,000              4,183,279                8.97
                                                      --------------         --------------          ----------
  Total International Hedged Equity                        8,750,000             10,770,627               23.08
SPECIALTY - EVENT DRIVEN
  Bedford Falls Investors, L.P.                            3,300,000              3,850,923                8.25
  Castlerigg Partners, L.P.                                3,000,000              3,317,906                7.11
                                                      --------------         --------------          ----------
  Total Specialty - Event Driven                           6,300,000              7,168,829               15.36
SPECIALTY - GLOBAL MACRO
  Cipher Composite                                         1,500,000              1,389,156                2.98
  Peak Select                                              1,500,000              1,449,768                3.11
                                                      --------------         --------------          ----------
  Total Specialty - Global Macro                           3,000,000              2,838,924                6.09
                                                      --------------         --------------          ----------
Total Investment Funds                                $   39,050,000         $   46,682,958              100.05%
                                                      --------------         --------------          ----------


      The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


The aggregate cost of investments for tax purposes was $39,050,000. Net unrealized appreciation on investments for tax purposes was $7,632,958 consisting of $7,802,619 of gross unrealized appreciation and $169,661 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 100.05% of members' capital, have been fair valued in accordance with procedures established by the Board of Directors.




      The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost, $39,050,000)                       $ 46,682,958
Cash                                                                 334,569
Restricted cash                                                      442,411
Receivable for fund investments sold                                 440,779
Prepaid expenses                                                      25,529
                                                                ------------
             Total assets                                         47,926,246
                                                                ------------
LIABILITIES
Note payable for tender offer                                        442,411
Capital contributions received in advance                            333,000
Incentive fee payable                                                200,983
Management fee payable                                               146,872
Administration fee payable                                            23,560
Other accrued expenses                                               117,519
                                                                ------------
             Total liabilities                                     1,264,345
                                                                ------------
             Net assets                                         $ 46,661,901
                                                                ============
MEMBERS' CAPITAL
Capital                                                         $ 40,422,889
Accumulated net investment loss                                  (2,601,105)
Accumulated net realized gain on investments                       1,207,159
Net unrealized appreciation on investments                         7,632,958
                                                                ------------
             Members' capital                                   $ 46,661,901
                                                                ============




    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------


EXPENSES
Management fees                                                 $    582,411
Administration fees                                                  322,750
Member servicing fees                                                115,268
Incentive fees                                                       200,983
Professional fees                                                    158,053
Directors' fees and expenses                                          38,000
Printing fees                                                         20,001
Line of credit fees                                                    6,250
Custodian fees                                                         4,616
Registration fees                                                      1,100
Other expenses                                                        41,025
                                                                ------------
              Total expenses                                       1,490,457
Administration fees waived                                          (230,424)
Member servicing fees waived                                        (115,268)
                                                                ------------
              Net expenses                                         1,144,765
                                                                ------------
              Net investment loss                                 (1,144,765)
                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                     192,108
Net change in unrealized appreciation on investments               2,758,598
                                                                ------------
              Net realized and unrealized gain on investments      2,950,706
                                                                ------------
Net increase in members' capital from operating activities      $  1,805,941
                                                                ============




    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------

                                                      MANAGING           LIMITED INTEREST
                                                       MEMBER                 MEMBERS             TOTAL
FOR THE YEAR ENDED MARCH 31, 2004

FROM OPERATING ACTIVITIES
Net investment loss                                  $   (3,553)          $  (1,251,501)       $ (1,255,054)
Net realized gain on investments                          2,835               1,012,216           1,015,051
Net change in unrealized appreciation
 on investments                                          13,823               4,966,342           4,980,165
                                                     ----------           -------------        ------------
             Net increase in members' capital
             from operating activities                   13,105               4,727,057           4,740,162
                                                     ----------           -------------        ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                              -              14,135,000          14,135,000
Cost of Interests repurchased                                 -              (1,250,000)         (1,250,000)
                                                     ----------           -------------        ------------
             Net increase in members' capital
             from capital transactions                        -              12,885,000          12,885,000
                                                     ----------           -------------        ------------
MEMBERS' CAPITAL
Balance at March 31, 2003                                98,777              24,694,132          24,792,909
                                                     ----------           -------------        ------------
Balance at March 31, 2004                            $  111,882           $  42,306,189        $ 42,418,071
                                                     ==========           =============        ============

FOR THE YEAR ENDED MARCH 31, 2005

FROM OPERATING ACTIVITIES
Net investment loss                                  $     (548)         $  (1,144,217)        $ (1,144,765)
Net realized gain on investments                              -                 192,108             192,108
Net change in unrealized appreciation
 on investments                                            (399)              2,758,997           2,758,598
                                                     ----------          --------------       -------------
             Net increase in members' capital
             from operating activities                     (947)              1,806,888           1,805,941
                                                     ----------          --------------       -------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                              -               6,862,000           6,862,000
Cost of Interests repurchased                          (110,935)             (4,313,176)         (4,424,111)
                                                     ----------          --------------       -------------
             Net increase in members' capital
             from capital transactions                 (110,935)              2,548,824           2,437,889
                                                     ----------          --------------       -------------
MEMBERS' CAPITAL
Balance at March 31, 2004                               111,882             42,306,189           42,418,071
                                                     ----------          --------------       -------------
Balance at March 31, 2005                            $        -          $  46,661,901        $  46,661,901
                                                     ==========          ==============       =============




    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations                                               $   1,805,941
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
            Purchases of investments                                                       (15,500,000)
            Proceeds from sale of investments                                                9,892,108
            Decrease in receivable for investments sold                                         36,867
            Increase in prepaid expenses                                                       (10,208)
            Increase in management fee payable                                                   8,438
            Increase in administration fee payable                                               1,631
            Decrease in incentive fee payable                                                 (291,580)
            Increase in other accrued expenses                                                  33,919
            Net change in unrealized appreciation on investments                            (2,758,598)
            Net realized gain on investments                                                  (192,108)
                                                                                         -------------
                  Net cash used in operating activities                                     (6,973,590)
                                                                                         -------------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                                        7,195,000
Capital withdrawals                                                                         (4,424,111)
Decrease in note payable for tender offer                                                     (807,589)
                                                                                         -------------
                  Net cash provided by financing activities                                  1,963,300
                                                                                         -------------
                  Net decrease in cash and cash equivalents                                 (5,010,290)
CASH AND CASH EQUIVALENTS*
Beginning of period                                                                          5,787,270
                                                                                         -------------
End of period                                                                            $     776,980
                                                                                         =============

* Includes restricted cash




    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      YEAR           YEAR           DECEMBER
                                                      ENDED          ENDED          30, 2002*-
                                                     MARCH 31,      MARCH 31,       MARCH 31,
TOTAL RETURN                                           2005           2004             2003
                                                   ------------   -----------      -----------
Total return before incentive fee (1)                      4.34%        14.69%           (1.22)% (4)
Incentive fee                                             (0.43)        (1.34)               -
                                                   ------------   -----------      -----------
Total return after incentive fee (1)                       3.91%        13.35%           (1.22)% (4)
                                                   ------------   -----------      -----------
Net assets, end of year (000's)                        $ 46,662      $ 42,418         $ 24,793

RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio
        Net investment loss, before waivers              (3.24)%       (4.22)%           (4.00)% (3)
        Net investment loss, net of waivers              (2.49)%       (3.45)%           (3.25)% (3)
Expense ratio before incentive fee
        Operating expenses, before waivers (2)             2.81%         2.87%            4.00%  (3)
        Operating expenses, net of waivers (2)             2.06%         2.10%            3.25%  (3)
Expense ratio, net of waiver after incentive fee
        Expense ratio, net of waivers                      2.06%         2.10%            3.25%  (3)
        Incentive fee                                      0.44%         1.35%               -%  (3)
               Expense ratio, net of waivers        -----------   -----------      -----------
                 after incentive fee                       2.50%         3.45%            3.25%  (3)
                                                    -----------   -----------      -----------

Portfolio turnover rate                                   23.24%        32.04%            0.00%  (4)


* Commencement of investment operations.
(1)Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member's return may vary from these returns based on the timing of capital transactions.
(2)Does not include expenses of the Investment Funds in which the Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member's capital may vary from these ratios based on the timing of capital transactions.
(3)Annualized.
(4)Not annualized.




    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Mercantile Long-Short Manager Fund LLC (the "Fund") is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company.

     The Fund seeks to achieve equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. Substantially all of the assets of the Fund will be invested in privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies. The Fund invests in a portfolio of Investment Funds that have either a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Fund's total performance to the equity and fixed income markets. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits annually. The Fund commenced investment operations on December 30, 2002.

     The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board is and will be persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Fund.

     Mercantile Capital Advisors, Inc. ("MCA" or the "Managing Member") serves as the investment manager of the Fund subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund. MCA provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund.

     MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company ("MSD&T") which is a wholly owned subsidiary of Mercantile Bankshares Corporation ("MBC"), a financial holding company. At March 31, 2005, MBC had a capital balance in the Fund of $24,751,000.

     Initial and additional subscriptions for limited liability company interests ("Interests") by eligible members are generally accepted at the beginning of each calendar quarter, unless otherwise determined at the discretion of MCA. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

     The Fund began making offers to repurchase Interests (or portions of them) from members as of December 29, 2003 and anticipates doing so semi-annually thereafter.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the U.S. The following is a summary of the significant accounting policies followed by the Fund:

     A. PORTFOLIO VALUATION
        The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

        Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

        Investments in mutual funds are valued at the closing net asset value per share on the date of valuation.

        Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

     B. INCOME RECOGNITION AND SECURITY TRANSACTIONS
        Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

        Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

     C. FUND EXPENSES
        The Fund will bear all expenses incurred in its business other than those that MCA assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

     D. INCOME TAXES
        The Fund intends to be treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

     E. DISTRIBUTION POLICY
        The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

     F. CASH AND CASH EQUIVALENTS
        The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

     G. CAPITAL ACCOUNTS
        Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

     H. RESTRICTED CASH
        The Fund holds restricted cash which serves as collateral for the note payable for tender offer.

     I. USE OF ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires MCA to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. MCA believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

3.   MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

     The Fund pays MCA a quarterly management fee at the annual rate of 1.25% of the net asset value of the Fund as of the last day of the quarter including assets attributable to MCA and before giving effect to any repurchases by the Fund. In addition to the management fee, MCA is paid an annual incentive fee, payable at fiscal year-end, equal to 10% of the excess, if any, of the net profits allocated to each member's capital account in excess of any net losses, subject to a loss carryforward amount.

     MCA has entered into an investment advisory agreement with Advantage Advisers Management, LLC (the "Advisor"), to advise the Fund. The Advisor is responsible for providing day-to-day investment management services to the Fund. In consideration for such services, MCA pays the Advisor half of the management and incentive fees earned from the Fund.

     The Fund has also retained MCA to serve as the administrator to the Fund. The Fund pays MCA an administration fee at the annual rate equal to 0.70% of the Fund's month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Fund. MCA currently has voluntarily agreed to waive 0.50% of the administration fee. MCA has engaged SEI Investments Global Fund Services ("SEI") to serve as the Fund's sub-administrator. SEI provides administrative, accounting, and investor services to the Fund as well as serving in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided, MCA pays SEI a fee pursuant to a written agreement between MCA and SEI.

     The Fund has entered into a Member Servicing Agreement with MCA, whereby MCA may enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries ("Member Service Providers"), (perform investor services for its customers who are members of the Fund.) The Fund will pay a fee to MCA to reimburse MCA for such services or payments made to Member Service Providers. This fee is expected to be paid monthly at an annualized rate of up to 0.25% of the net assets value held by members that receive services from a Member Service Provider, determined as of the last day of the calendar month (before any capital account withdrawals or Incentive
     Fee). Currently, MCA is waiving all member servicing fees.

     SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund will pay the Custodian a monthly fee based on month-end net assets, at an annual rate of up to 0.01%.

     Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2005 were $38,000.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

4.   CONCENTRATION OF RISK

     The Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.
     Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

     In the normal course of business the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


5.   INVESTMENT TRANSACTIONS

     For the year ended March 31, 2005, purchases and sales of investments (excluding short-term securities) were $15,500,000 and $9,892,108, respectively.


6.   TENDER OFFERS

     On March 3, 2004 and September 7, 2004, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value as of June 30, 2004 and December 31, 2004. For the March 3, 2004 offer, tenders in the amount of $2,100,000 and $110,935, based on the June 30, 2004 valuation date, were received and accepted by the Fund from MBC and MCA, respectively, and for the September 7, 2004 offer, tenders in the amount of $800,000 and $1,413,176 as of the December 31, 2004 valuation date were received and accepted by the Fund from MBC and other limited interest members, respectively. The Fund paid the initial payment on July 29, 2004 and January 28, 2005 accordingly; the remaining amount will be paid promptly after completion of the Fund's March 31, 2005 year end audit. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

     On March 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 15% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2005. Tenders with an estimated value in the amount of $4,100,000 and $316,103 were received and accepted by the Fund from MBC and other limited members, respectively. A Promissory Note has been issued by the Fund entitling the members to an initial payment within 30 days after June 30, 2005; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

7.   LINE OF CREDIT

     The Fund has established a line of credit with Boston Private Bank & Trust Company, ("Boston Private"). The line of credit may be accessed by the Fund to purchase portfolio securities, to meet repurchase requests, and for cash management purposes. The Fund may borrow the lesser of 10% of its net assets or $2.5 million. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined by the 1940 Act) of less than 300% with respect to indebtedness. Borrowings under the line of credit bear interest at a variable rate equal to the Boston Private lending rate plus one percent. The Fund will pay a facility fee to Boston Private equal to one quarter of one percent of the amount of the facility. As of and for the year ended March 31, 2005, the Fund had no outstanding borrowings under the line of credit.


8.   SUBSEQUENT EVENTS

      Effective April 1, 2005, the Fund received capital subscriptions from members in the amount of $333,000.

MERCANTILE LONG-SHORT MANAGER FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------



The Investment Funds provide for periodic redemptions ranging from monthly to annual with lock up provisions of up to one year from initial investment.

INVESTMENT FUNDS                                                     LIQUIDITY

  Artis Technology Qualified Partners, L.P.                          Quarterly
  Basswood Financial Partners, L.P.                                  Quarterly
  Bedford Falls Investors, L.P.                                      Annually
  Castlerigg Partners, L.P.                                          Quarterly
  Cipher Composite Fund, L.P.                                         Monthly
  D3 Capital Management, LLC                                         Quarterly
  Eden Capital Partners                                            Semi-annually
  Greylock Global Opportunity Fund, L.P.                             Quarterly
  Horseman Global Fund I, L.P.                                        Monthly
  Kingdon Associates, L.P.                                           Quarterly
  Newcastle Partners, L.P.                                           Quarterly
  North Sound Legacy Institutional Fund, L.L.C.                      Quarterly
  Passport II, L.P.                                                  Quarterly
  Peak Select Partners, L.P.                                          Monthly
  Polar Bear Fund, L.P.                                              Annually
  Sirios Capital II, L.P                                             Annually
  TCS Capital II, L.P.                                               Annually
  Wynnefield Partners Small Cap Value, L.P.                          Quarterly

MERCANTILE LONG-SHORT MANAGER FUND LLC
DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the general supervision of the Fund's Board of Directors in accordance with the laws of the State of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Interested Directors." Each Director serves for an indefinite term until either (1) the date of the Director's successor in office becomes effective, or (2) the date a Director resigns of his term as a Director is terminated in accordance with the Fund's Limited Liability Company. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors."


 INDEPENDENT DIRECTORS
--------------------------- -------------- ------------ ------------------------------ -------------------------
 NAME AND AGE                POSITION(S)    LENGTH       PRINCIPAL OCCUPATION(S)        OTHER DIRECTORSHIPS
                             HELD WITH      OF TIME      DURING PAST 5 YEARS            HELD BY NOMINEE
                             FUND           SERVED
--------------------------- -------------- ------------ ------------------------------ --------------------------
 L. White Matthews, III      Director       Since        Retired since 2001;            The Mercantile Funds,
 Age: 58                                    2003         Director, Executive Vice       Inc. (15 Portfolios)
                                                         President and Chief            Matrixx Initiatives, Inc.
                                                         Financial Officer, Ecolab,     (pharmaceuticals);
                                                         Inc. (cleaning products        Imation Corp. (data
                                                         and services) 1999-2001.       storage products); and
                                                                                        Computer Horizons Corp.
                                                                                        (computer services).
--------------------------- -------------- ------------ ------------------------------ --------------------------
 Edward D. Miller            Director       Since        Dean and Chief Executive       The Mercantile Funds,
 Age: 62                                    2002         Officer, Johns Hopkins         Inc. (15 Portfolios)
                                                         Medicine.
--------------------------- -------------- ------------ ------------------------------ --------------------------
 John R. Murphy              Director       Since        Vice Chairman, National        The Mercantile Funds,
 Age: 71                     and Chairman   2002         Geographic Society.            Inc. (15 Portfolios).
                             of the                                                     Omnicom Group, Inc.
                             Board                                                      (media and marketing
                                                                                        services).
--------------------------- -------------- ------------ ------------------------------ --------------------------
 George R. Packard, III      Director       Since        President, U.S. Japan          The Mercantile Funds,
 Age: 72                                    2002         Foundation.                    Inc. (15 Portfolios).
--------------------------- -------------- ------------ ------------------------------ --------------------------
 Thomas L. Owsley            Director       Since        Retired since August 2004;     The Mercantile Funds,
 Age: 64                                    2005         President, Chief Executive     Inc. (15 Portfolios).
                                                         Officer and Chief Operating
                                                         Officer, Crown Central
                                                         Petroleum Corporation 2003
                                                         to August 2004: Senior Vice
                                                         President, General Counsel
                                                         and Corporate Secretary
                                                         2001 to 2003: Senior Vice
                                                         President and Chief Legal
                                                         Officer 1998 to 2001.
--------------------------- -------------- ------------ ------------------------------ ----------------------------

MERCANTILE LONG-SHORT MANAGER FUND LLC
DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


 INTERESTED DIRECTOR
--------------------------- -------------- ------------ -------------------------- -----------------------------
 NAME AND AGE                POSITION       LENGTH       PRINCIPAL OCCUPATION       OTHER DIRECTORSHIPS
                             HELD WITH      OF TIME      DURING PAST 5 YEARS        HELD BY NOMINEE
                             FUND           SERVED
--------------------------- -------------- ------------ -------------------------- -----------------------------
 Decatur H. Miller  (1)      Director       Since        Retired.                   The Mercantile Funds, Inc.
 Age: 72                                    2002                                    (15 Portfolios).
--------------------------- -------------- ------------ -------------------------- -----------------------------


(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which MSD&T, the parent company of MCA, is also a co-trustee.

OFFICERS OF THE FUND
Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.

--------------------- -------------- ------------ ---------------------------------- -------------------
                        POSITION      LENGTH OF
                        HELD WITH        TIME                     PRINCIPAL OCCUPATION(S)
 NAME AND AGE             FUND          SERVED                       DURING PAST 5 YEARS
--------------------- -------------- ------------ ---------------------------------- -------------------
 Kevin A. McCreadie    President      Since       Executive Vice President of the Fund from 2003 to
 Age: 44                              2004        March 2004. President, MCA since 2004; Chief
                                                  Investment Officer, MCA and MSD&T since 2002;
                                                  Partner, Brown Investment Advisory & Trust Company
                                                  from 1999 to 2002.
--------------------- -------------- ----------- -------------------------------------------------------
 Cornelia H. McKenna   Vice President Since       Vice President, MCA and MSD&T.
 Age: 37                              2002
--------------------- -------------- ----------- -------------------------------------------------------
 Edward J. Veilleux    Assistant      Since       President, EJV Financial Services (consulting) since
 Age: 61               Vice           2004        2002; Director, Deutsche Asset Management ("DeAM")
                       President and              from 1987 to 2002.
                       Chief
                       Compliance
                       Officer
--------------------- -------------- ----------- -------------------------------------------------------
 Scott J. Liotta       Treasurer      Since       Vice President, MSD&T since 2003 and MCA since
 Age: 40                              2005        2005; Vice President, ProFund Advisors LLC from
                                                  1999 to 2002.
--------------------- -------------- ----------- -------------------------------------------------------
 Jennifer E. Vollmer   Secretary      Since       Vice President, MCA and MSD&T since 2001;
 Age: 33                              2002        Associate, DeAM from 1999 to 2001.
--------------------- -------------- ----------- -------------------------------------------------------
 Savonne L. Ferguson   Assistant      Since       Assistant Vice President, MCA and MSD&T since
 Age: 31               Secretary      2004        2002; DeAM Associate (2002) from 1999 to 2002.
--------------------- -------------- ----------- -------------------------------------------------------

MERCANTILE LONG-SHORT MANAGER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


BOARD APPROVAL INVESTMENT MANAGEMENT AGREEMENT

APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The directors unanimously approved the continuance of the Investment Management Agreement (the "Management Agreement") between the Fund and Mercantile Capital Advisors, Inc. (the "Manager") at a meeting held on November 18, 2004.

In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager, which included information on the following factors:

   1. the nature, extent and quality of investment management services rendered by the Manager;

   2. the investment performance of the Fund compared with other investment companies with similar investment objectives and to an appropriate index;

   3. the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Mercantile Alternative Investment Funds complex;

   4. comparative fee and expense data for other investment companies with similar investment objectives;

   5. information about fees charged by the Manager to other comparable clients; and

   6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors.

Prior to approving the continuance of the Management Agreement, the directors reviewed these materials with management, counsel to the Fund and counsel to directors who are independent of the Manager. The directors received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in an executive session with counsels at which no representatives of the Manager were present. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Investment Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the Management Agreement, including their determinations that the Manager should continue to serve as the Manager for the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate, were separately reviewed by the directors.

MERCANTILE LONG-SHORT MANAGER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER

Under the Management Agreement, the Manager, subject to the oversight of the directors, supervises the Fund's investment program and administers the Fund's business and other affairs. The Management Agreement authorizes the Manager to employ a sub-adviser to assist in the performance of any or all of the advisory services under the Manager's supervision, provided that any fees or compensation payable to such sub-adviser shall be paid by the Manager. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for its operations.

The directors considered the nature, extent and quality of services provided by the Manager under the Management Agreement. The directors particularly referred to the record of the Manager in building improved compliance and control functions that reduce risks to the Fund, the continued enhancements to management over the course of the past year as well as the dedication and professionalism exhibited by members of the management team. The directors also considered that the Manager does not use brokers or dealers in Fund transactions that provide research and other services to the Manager. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided and expected to be provided to the Fund under the Management Agreement.

INVESTMENT PERFORMANCE

The directors considered the annualized performance of the Fund in comparison to relevant market indices and the degree of risk undertaken by the portfolio manager. In addition to the information received by the directors for the meeting, the directors receive detailed information for the Fund at each regular Board meeting during the year.

At the meeting, the directors also reviewed information showing the Fund's monthly and year-to-date performance periods preceding the meeting compared to the performance of a peer group of registered and unregistered investment companies pursuing broadly similar strategies selected by the Manager and sub-adviser, and the Fund's year-to-date performance compared to various hedge fund indices, and the Fund's performance since inception compared to equity and bond indices.

The comparative information showed the Fund's return over the past year has only slightly trailed the average of its peer group selected by the Manager and sub-adviser. Based on their review and discussions with management, the directors concluded that they were satisfied that management was taking steps to improve the Fund's performance and was monitoring the investment process of the Fund's sub-adviser.

PROFITABILITY TO THE MANAGER, MANAGEMENT FEES AND ECONOMIES OF SCALE

At the request of the directors, the Manager provided information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition for the twelve month period ended September 30, 2004. The information considered by the directors included operating profit margin information for the Manager's investment company business as a whole, as well as the Manager's profitability data for the Fund and the Mercantile Alternative Investment Funds complex. The Manager believes that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

MERCANTILE LONG-SHORT MANAGER FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


The directors reviewed the methods of allocation used by the Manager in preparing the profitability data. The directors considered the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Fund and the investment of the Manager to maintain the infrastructure necessary for the long-term stability of the Manager and the Fund.

The directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Fund was not excessive.

The directors considered the management fee rate paid by the Fund to the Manager and separately reviewed the advisory and incentive fees as well as the total expense ratio of the Fund in comparison to the fees and expenses of the peer group of investment companies similar to the Fund provided by the Manager from publicly available sources. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other similar registered investment companies. The directors noted that the advisory fee charged by the Manager was slightly below the average of the peer group and the incentive fee was the same as the average. The directors also considered the fees that the Manager charges two other funds in the Mercantile Alternative Investment Fund complex. The fee rates charged to those funds are the same as those charged to the Fund. The directors also considered that the Fund's advisory fee structure provides for incentive fees that increase the Manager's and sub-advisor's fee level when performance exceeds certain standards, and concluded that Fund's assets have not yet grown to the point where it would be necessary to reassess the extent to which further economies of scale could be realized. Based upon their review, the directors concluded that the management fees were fair and reasonable.

MERCANTILE LONG-SHORT MANAGER FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-551-2145; and (ii) on the Commission's website at http://www.sec.gov.

INVESTMENT MANAGER AND ADMINISTRATOR
Mercantile Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland  21201

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania  19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
250 West Pratt Street, Suite 2100
Baltimore, Maryland  21201

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

This report is for members' information only.

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is L. White Matthews, III. L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers, LLP Related to the registrant.

PricewaterhouseCoopers, LLP billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                       FISCAL 2005                                            FISCAL 2004
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Fund that were    service           service           Fund that were    service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $43,700             N/A               N/A             $41,600             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees       $33,333             N/A               N/A             $22,500             N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------



Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

             ---------------------------- ----------------- ----------------
                                            FISCAL 2005       FISCAL 2004
             ---------------------------- ----------------- ----------------
             Audit-Related Fees                  0%               0%

             ---------------------------- ----------------- ----------------
             Tax Fees                            0%               0%

             ---------------------------- ----------------- ----------------
             All Other Fees                      0%               0%

             ---------------------------- ----------------- ----------------


(f)      Not Applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers, LLP for the last two fiscal years were $0 and $231,746 for 2005 and 2004, respectively.

(h)      Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors has delegated the responsibility for voting proxies relating to securities held by the registrant to the investment manager, Mercantile Capital Advisors, Inc. ("MCA"), as a part of the general management of each Company, subject to the Board's continuing oversight. The voting of proxies is an integral part of the investment management services that the Investment Manager provides pursuant to the advisory contract. MCA is permitted to and has further delegated the responsibility for voting proxies to the registrant's investment adviser retained to provide investment advisory services to the registrant.

Procedures of the investment adviser are included as Exhibit I to this Form.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

(c) Procedures of the Investment Advisor




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Mercantile Long-Short Manager Fund, LLC



                                        /s/ Kevin A. McCreadie
By (Signature and Title)*               ----------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: May 31, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                        /s/ Kevin A. McCreadie
By (Signature and Title)*               ----------------------------
                                        Kevin A. McCreadie
                                        Chief Executive Officer

Date: May 31, 2005

                                        /s/ Scott J. Liotta
By (Signature and Title)*               ----------------------------
                                        Scott J. Liotta
                                        Chief Financial Officer

Date: May 31, 2005
* Print the name and title of each signing officer under his or her signature.

EXHIBIT I
                           ADVANTAGE ADVISERS, L.L.C.
                      ADVANTAGE ADVISERS MANAGEMENT, L.L.C.
                    ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.
              ADVANTAGE ADVISERS PRIVATE EQUITY MANAGEMENT, L.L.C.
                  ADVANTAGE ADVISERS AUGUSTA MANAGEMENT, L.L.C
                   ADVANTAGE ADVISERS TROON MANAGEMENT, L.L.C.
                  ADVANTAGE ADVISERS CATALYST MANAGEMENT, L.P.
                 OPPENHEIMER EMERGING MARKETS MANAGEMENT, L.L.C.
                     OPPENHEIMER HORIZON MANAGEMENT, L.L.C.
              OPPENHEIMER INSTITUTIONAL HORIZON MANAGEMENT, L.L.C.
                        OPPENHEIMER VALUE PARTNERS, L.P.




                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   CHAPTER 1 BOARD OF DIRECTORS
   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                        6
   -----------------------------------------------------------------------------
   CHAIRMAN & CEO ARE THE SAME PERSON                                          7
   -----------------------------------------------------------------------------
   INDEPENDENCE OF DIRECTORS                                                   8
   -----------------------------------------------------------------------------
   STOCK OWENERSHIP REQUEST                                                    9
   -----------------------------------------------------------------------------
   CHARITABLE CONTRIBUTIONS                                                   10
   -----------------------------------------------------------------------------
   DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION              11
   -----------------------------------------------------------------------------
   VOTE RECOMMENDATION                                                        12
   -----------------------------------------------------------------------------
   SIZE OF THE BOARD                                                          13
   -----------------------------------------------------------------------------
   VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS                         14
   -----------------------------------------------------------------------------
   TERM OF OFFICE                                                             15
   -----------------------------------------------------------------------------
   COMPENSATION DISCLOSURE                                                    16
   -----------------------------------------------------------------------------


   CHAPTER 2 AUDITORS                                                         17
   -----------------------------------------------------------------------------
   RATIFYING AUDITORS                                                         18
   -----------------------------------------------------------------------------


   CHAPTER 3 TENDER OFFER DEFENSES                                            19
   -----------------------------------------------------------------------------
   POISON PILLS                                                               20
   -----------------------------------------------------------------------------
   GREENMAIL                                                                  21
   -----------------------------------------------------------------------------
   SUPERMAJORITY VOTE                                                         22
   -----------------------------------------------------------------------------


   CHAPTER 4 MERGERS AND CORPORATE RESTRUCTURING                              23
   -----------------------------------------------------------------------------
   CHANGING CORPORATE NAME                                                    24
   -----------------------------------------------------------------------------
   REINCORPORATION                                                            25
   -----------------------------------------------------------------------------


   CHAPTER 5 PROXY CONTEST DEFENSES                                           26
   -----------------------------------------------------------------------------
   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS                            27
   -----------------------------------------------------------------------------
   CUMULATIVE VOTING                                                          28
   -----------------------------------------------------------------------------
   SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING                              29
   -----------------------------------------------------------------------------
   SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD                           30
   -----------------------------------------------------------------------------


   CHAPTER 6 MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS                    31
   -----------------------------------------------------------------------------
   CONFIDENTIAL VOTING                                                        32
   -----------------------------------------------------------------------------
   SHAREHOLDER ADVISORY COMMITTEES                                            33
   -----------------------------------------------------------------------------
   FOREIGN CORPORATE MATTERS                                                  34
   -----------------------------------------------------------------------------
   GOVERNMENT SERVICE LIST                                                    35
   -----------------------------------------------------------------------------


   CHAPTER 7 SOCIAL AND ENVIRONMENTAL ISSUES                                  36
   -----------------------------------------------------------------------------
   ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES)                         37
   -----------------------------------------------------------------------------
   NORTHERN IRELAND (MACBRIDE PRINCIPLES)                                     38
   -----------------------------------------------------------------------------
   MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES              39
   -----------------------------------------------------------------------------
   EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION                              40
   -----------------------------------------------------------------------------
   ANIMAL RIGHTS                                                              41
   -----------------------------------------------------------------------------


   CHAPTER 8 CAPITAL STRUCTURE                                                42
   -----------------------------------------------------------------------------
   COMMON STOCK AUTHORIZATION                                                 43
   -----------------------------------------------------------------------------
   BLANK CHECK PREFERRED STOCK                                                44
   -----------------------------------------------------------------------------
   PREEMPTIVE RIGHTS                                                          45
   -----------------------------------------------------------------------------
   STOCK DISTRIBUTION: SPLITS AND DIVIDENDS                                   46
   -----------------------------------------------------------------------------
   REVERSE STOCK SPLITS                                                       47
   -----------------------------------------------------------------------------
   ADJUSTMENTS TO PAR VALUE OF COMMON STOCK                                   48
   -----------------------------------------------------------------------------
   DEBT RESTRUCTURING                                                         49
   -----------------------------------------------------------------------------

   CHAPTER 9 EXECUTIVE AND DIRECTOR COMPENSATION                              50
   -----------------------------------------------------------------------------
   DIRECTOR COMPENSATION                                                      51
   -----------------------------------------------------------------------------
   SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY                   52
   -----------------------------------------------------------------------------
   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)                                     53
   -----------------------------------------------------------------------------
   OPTIONS EXPENSING                                                          54
   -----------------------------------------------------------------------------
   GOLDEN PARACHUTES                                                          55
   -----------------------------------------------------------------------------
   PROPOSAL TO BAN GOLDEN PARACHUTES                                          56
   -----------------------------------------------------------------------------
   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION                                 57
   -----------------------------------------------------------------------------


   CHAPTER 10  STATE OF INCORPORATION                                         58
   -----------------------------------------------------------------------------
   CONTROL SHARE ACQUISITION STATUTES                                         59
   -----------------------------------------------------------------------------
   OPT-OUT OF STATE TAKEOVER STATUTES                                         60
   -----------------------------------------------------------------------------
   CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS              61
   -----------------------------------------------------------------------------


   CHAPTER 11 CONFLICT OF INTEREST                                            62
   -----------------------------------------------------------------------------
   CONFLICTS                                                                  63
   -----------------------------------------------------------------------------
   CONFLICTS CONT'D                                                           64
   -----------------------------------------------------------------------------


   CHAPTER 12 CORPORATE GOVERNANCE COMMITTEE & PROXY MANAGERS                 65
   -----------------------------------------------------------------------------
   CORPORATE GOVERNANCE COMMITTEE                                             66
   -----------------------------------------------------------------------------
   PROXY MANAGERS                                                             67
   -----------------------------------------------------------------------------


   CHAPTER 13 SPECIAL ISSUES WITH VOTING FOREIGN PROXIES                      68
   -----------------------------------------------------------------------------
   SPECIAL ISSUES                                                             69
   -----------------------------------------------------------------------------


   CHAPTER 14 RECORD KEEPING                                                  70
   -----------------------------------------------------------------------------
   RECORD KEEPING                                                             71
   -----------------------------------------------------------------------------

                                  INTRODUCTION

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, L.L.C., Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C., Advantage Advisers Augusta Management, L.L.C., Advantage Advisers Troon Management, L.L.C., Advantage Advisers Catalyst Management, L.P., Oppenheimer Emerging Markets Management, L.L.C., Oppenheimer Horizon management, L.L.C., Oppenheimer Institutional Horizon Management, L.L.C., and Oppenheimer Value Partners, L.P. (collectively, the "Advisers") are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the "Accounts"). When an Adviser has investment discretion over an Account's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers' Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the "Portfolio Managers"). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers' proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

                           VOTING ON DIRECTOR NOMINEES
                           ---------------------------
                            IN UNCONTESTED ELECTIONS
                            ------------------------

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:
     a)   Company performance
     b)   Composition of the board and key board committees
     c)   Attendance at board meetings
     d)   Corporate governance provisions and takeover activity

We may also consider:
     a)   Board decisions concerning executive compensation
     b)   Number of other board seats held by the nominee
     c)   Interlocking directorships


VOTE RECOMMENDATION
                                        It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

CHAIRMAN AND CEO ARE THE SAME PERSON
------------------------------------


     Shareholders may propose that different persons hold the positions of the chairman and the CEO.

     We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

INDEPENDENCE OF DIRECTORS
-------------------------

     Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.


VOTE RECOMMENDATION

                                        It is our policy to vote FOR proposals
                                        requesting that a majority of the Board
                                        be independent and that the audit,
                                        compensation and nominating committees
                                        of the board include only independent
                                        directors.

STOCK OWNERSHIP REQUIREMENTS
----------------------------

     Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.


VOTE RECOMMENDATION
                                        Vote AGAINST proposals that require
                                        director stock ownership

                            CHARITABLE CONTRIBUTIONS
                            ------------------------

     Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.


VOTE RECOMMENDATION
                                        (Shareholders Proposals)
                                        Vote AGAINST proposals regarding
                                        charitable contribution.

     Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                      ------------------------------------
                            AND LIABILITY PROTECTION
                            ------------------------

     These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

     When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION
                                        Vote AGAINST proposals that eliminate
                                        entirely director and officers'
                                        liability for monetary damages for
                                        violating the duty of care.

                                        Vote AGAINST indemnification proposals
                                        that would expand coverage beyond just
                                        legal expenses to acts, such as
                                        negligence, that are more serious
                                        violations of fiduciary obligations than mere carelessness.

                                        Vote FOR only those proposals providing
                                        such expanded coverage in cases when a
                                        director's or officer's legal defense
                                        was unsuccessful if: a) the director was found to have acted in good faith, and
                                        b) only if the director's legal expenses would be covered.

The following factors should be considered:

     1. The present environment in which directors operate provides substantial risk of claims or suits against against them in their individual capacities arising out of the discharge of their duties.

     2. Attracting and retaining the most qualified directors enhances shareholder value.

                                SIZE OF THE BOARD
                                -----------------

     Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.


VOTE RECOMMENDATION
                                        Vote FOR the board's recommendation to
                                        increase or decrease the size of the
                                        board.

The following factors should be considered:

     1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

     2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS
--------------------------------------------------

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

     1.   management's track record
     2.   background to the proxy contest
     3.   qualifications of director nominees

                                 TERM OF OFFICE
                                 --------------

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

VOTE RECOMMENDATION

                                        Vote AGAINST shareholder proposals to
                                        limit the tenure of outside directors.

The following factors should be considered:

     1. An experienced director should not be disqualified because he or she has served a certain number of years.

     2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

     3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE
                             -----------------------

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.


VOTE RECOMMENDATION
                                        (shareholders policy)
                                        Vote AGAINST these proposals that
                                        require disclosure, unless we have
                                        reason to believe that mandated
                                        disclosures are insufficient to give an
                                        accurate and meaningful account of
                                        senior management compensation.

The following factors should be considered:

     1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

     2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

     3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

RATIFYING AUDITORS

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.


VOTE RECOMMENDATION

                                        Vote FOR proposal to ratify auditors.

The following factors should be considered:

     1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

     2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

     3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS
                                  ------------


Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.


VOTE RECOMMENDATION

                                        Vote FOR shareholder proposals asking
                                        that a company submit its poison pill
                                        for shareholder ratification.

                                        Vote on a CASE-BY-CASE basis regarding
                                        shareholder proposals to redeem a
                                        company's poison pill.

                                        Vote on a CASE-BY-CASE basis regarding
                                        management proposals to ratify a poison
                                        pill.

                                    GREENMAIL
                                    ---------

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.


VOTE RECOMMENDATION

                                        Vote FOR proposals to adopt anti
                                        Greenmail or bylaw amendments or
                                        otherwise restrict a company's ability
                                        to make Greenmail payments

                                        Vote on a CASE-BY-CASE basis regarding
                                        anti-Greenmail proposals when they are
                                        bundled with other charter or bylaw
                                        amendments.

The following factors should be considered:

     1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE
                               ------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.


VOTE RECOMMENDATIONS
                                        Vote AGAINST management proposals to
                                        require a Supermajority shareholder vote to approve mergers and other significant business combinations.

                                        Vote FOR shareholder proposals to lower
                                        Supermajority vote requirements for
                                        mergers and other significant business
                                        combinations.

The following factors should be considered:

     1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

     2.   Supermajority vote may make action all but impossible.

     3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME
                             -----------------------

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.


VOTE RECOMMENDATION

                                        Vote FOR changing the corporate name.

The following factors should be considered:

     1.   A name of a corporation symbolizes its substance.

     2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

     3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION
                                 ---------------

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.



VOTE RECOMMENDATION
                                        Vote on a CASE-BY-CASE basis, carefully
                                        reviewing the new state's laws and any
                                        significant changes the company makes in its charter and by-laws.

The following factors should be considered:

     1. The board is in the best position to determine the company's need to incorporate.

     2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

     3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                  BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
                  -----------------------------------------------

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

VOTE RECOMMENDATIONS
                                        Vote AGAINST proposals to classify the
                                        board. Vote FOR proposals to repeal
                                        classified boards and to elect all
                                        directors annually.

The following factors should be considered:

     1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING
                                -----------------

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.


VOTE RECOMMENDATION
                                        Vote AGAINST proposals that permit
                                        cumulative voting.

The following factors should be considered:

     1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

     2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

     3.   Cumulative voting can allow a minority to have representation.

     4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                   SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING
                   ---------------------------------------------

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.


VOTE RECOMMENDATION
                                        Vote AGAINST proposals to restrict or
                                        prohibit shareholder ability to call
                                        special meetings.

                                        Vote FOR proposals that remove
                                        restrictions on the right of
                                        shareholders to act independently of
                                        management.

                  SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD
                  ------------------------------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.


VOTE RECOMMENDATIONS
                                        Vote FOR proposal which seek to fix the
                                        size of the board.

                                        Vote AGAINST proposals which give
                                        management the ability to alter the size of the board without shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING
                               -------------------

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.


VOTE RECOMMENDATIONS

                                        Vote FOR shareholder proposals
                                        requesting that corporations adopt
                                        confidential voting.

                                        Vote FOR management proposals to adopt
                                        confidential voting.

The following factors should be considered:

     1. Some shareholders elect to have the board not know how they voted on certain issues.

     2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

     3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES
                         -------------------------------

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals to establish a
                                        shareholder advisory committee.

The following factors should be considered:

     1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

     2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS
                            -------------------------

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).


VOTE RECOMMENDATION

                                        Vote FOR proposals that concern foreign
                                        companies incorporated outside of the
                                        United States.

The following factors should be considered:

     1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

     2. The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST
                             -----------------------

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.


VOTE RECOMMENDATION

                                        Vote AGAINST these proposals which a
                                        request a list of employees having been
                                        employed by the government.

The following factors should be considered:

     1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

     2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

     3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                         -------------------------------
                               (CERES PRINCIPLES)
                               ------------------

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.


VOTE RECOMMENDATION

                                        Vote AGAINST proposals requesting that
                                        companies sign the CERES Principles.


The following factors should be considered:

     1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                                ----------------
                              (MACBRIDE PRINCIPLES)
                              ---------------------

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.


VOTE RECOMMENDATION

                                        REFRAIN from voting on proposals that
                                        request companies to adopt the MacBride
                                        Principles.

The following factors should be considered:

     1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe a concrete business case has been made for this proposal. Oppenheimer Asset Management Inc. and Fahnestock & Co. Inc. refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                            -------------------------
                      INTERNATIONAL OPERATIONS AND POLICIES
                      -------------------------------------

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.


VOTE RECOMMENDATION

                                        ABSTAIN from providing a vote
                                        recommendation on proposals regarding
                                        the Maquiladora Standards and
                                        international operating policies.

The following factors should be considered:

     1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe that a concrete business case has been made for these proposals. Oppenheimer Asset Management and Fahnestock & Co. Inc. refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                          ----------------------------
                               AND DISCRIMINATION
                               ------------------

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.


VOTE RECOMMENDATION
                                        REFRAIN from voting on any proposals
                                        regarding equal employment opportunities and discrimination.

The following factors should be considered:

     1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS
                                  -------------

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.


VOTE RECOMMENDATION
                                        REFRAIN from making vote recommendations on proposals regarding animal rights.


The following factors should be considered:

     1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

     2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION
                           --------------------------

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.


VOTE RECOMMENDATION
                                        Vote CASE-BY-CASE on proposals increase
                                        the number of shares of common stock
                                        authorized for issue.

                                        Vote AGAINST proposed common share
                                        authorization that increase existing
                                        authorization by more then 100 percent
                                        unless a clear need for the excess
                                        shares is presented by the company.

The following factors should be considered:

     1. Is this company going to make frequent business acquisitions over a period of time?

     2.   Is the company expanding its operations?

     3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK
                           ---------------------------

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.


VOTE RECOMMENDATION
                                        Vote AGAINST proposals authorizing the
                                        creation of new classes of preferred
                                        stock with unspecified voting,
                                        conversion, dividend distribution, and
                                        other rights.

The following factors should be considered:

     1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS
                                -----------------

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.


VOTE RECOMMENDATION
                                        Vote AGAINST proposals seeking
                                        preemptive rights.

The following factors should be considered:

     1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

     2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS
--------------------  --------------------

STOCK SPLITS
------------
The corporation requests authorization for a stock split.


VOTE RECOMMENDATION
                                        Vote FOR management proposal to
                                        authorize stock splits unless the split
                                        will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

REVERSE STOCK SPLITS
--------------------


VOTE RECOMMENDATION
                                        Vote FOR management proposal to
                                        authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
                    ----------------------------------------

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.


VOTE RECOMMENDATION

                                        Vote FOR management proposals to reduce
                                        the par value of common stock.

The following factors should be considered:

     1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

     2. A corporation may be unable to raise capital if the par value is overstated.

DEBT RESTRUCTURINGS
-------------------

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.


VOTE RECOMMENDATION
                                        It is our policy to vote CASE-BY-CASE on debt restructuring

The following factors should be considered:

     1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

     2. Change in Control - Will the transaction result in a change of control of the company?

     3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION
                              ---------------------

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.


VOTE RECOMMENDATION
                                        Vote on a CASE-BY-CASE basis for
                                        director compensation.

The following factors should be considered:

     1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

              SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY
              --------------------------------------------------------

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.


VOTE RECOMMENDATION
                                        Vote on a CASE-BY-CASE basis

 The following factors should be considered:

     1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
                     --------------------------------------

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.


VOTE RECOMMENDATION
                                        Vote FOR proposals to adopt share-based
                                        compensation plans when the following
                                        items are involved:

     1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

     2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

     3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                        Vote AGAINST proposals adopting share
                                        based compensation plans when the
                                        following items are involved:

     1.   Re-load options (new options issued for any exercised).

     2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING
                                -----------------

Shareholder proposal to expense options.


VOTE RECOMMENDATION
                                        It is our policy to vote FOR proposals
                                        to expense options

                                GOLDEN PARACHUTES
                                -----------------

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.


VOTE RECOMMENDATION

                                        Vote FOR proposals which seek to limit
                                        additional compensation payments.

                                        Vote FOR shareholder proposals to have
                                        golden parachutes submitted for
                                        shareholder ratification.


The following factors should be considered:

     1. The stability of management may be affected by an attempted acquisition of the corporation.

     2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES
                        ---------------------------------

Based on the foregoing information:


VOTE RECOMMENDATION
                                        We are FOR this proposal, which
                                        essentially bans golden parachutes,
                                        because we feel management's
                                        compensation should be solely based on
                                        real-time contributions to the
                                        corporation while they are serving it.
                                        Deferred current compensation is viewed
                                        differently than future, contingent
                                        compensation for current services.

                     OUTSIDE DIRECTORS' RETIREMENT COMPENSATION
                     ------------------------------------------

We believe that directors should only be compensated while serving the company.


VOTE RECOMMENDATIONS
                                        Vote AGAINST proposals establishing
                                        outside directors' retirement
                                        compensation. Vote FOR proposals that
                                        revoke outside directors' retirement
                                        compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES
                       ----------------------------------

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.


VOTE RECOMMENDATION
                                        Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

     1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

     2.   Conforming to these requirements can be expensive.

     3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

     4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES
                       ----------------------------------

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.


VOTE RECOMMENDATION
                                        Vote on a CASE-BY-CASE basis for these
                                        proposals.

The following factors should be considered:

     1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

     2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

     3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

     4. Shareholders should have the final say on whether the company should be merged or acquired.

CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS
------------------------------------------------------------

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

CONFLICTS
---------

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers' clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

     1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Fahnestock & Co. Inc., an affiliate of the Advisers.

     2. A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

     3. An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

     1. Routine proxy proposals are presumed not to involve a material conflict of interest.

     2. Non-routine proxy proposals-Proxy proposals that are "non- routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D

     3. The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

          a)   Obtain instructions from the client on how to vote.
          b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.
          c) Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

GOVERNANCE COMMITTEE
--------------------

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, Managing Director, Fahnestock & Co. Inc., (2) Barbara Pires, Executive Director, Fahnestock & Co. Inc., and (3) Deborah Kaback, Executive Director, Fahnestock & Co. Inc.

PROXY MANAGERS
--------------

The Proxy Manager for the Advisers is Caroline Gilllespie, Executive Director, Fahnestock & Co. Inc. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
------------------------------------------


     Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

     1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

     2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser's judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.

     3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

     4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.


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


                                   CHAPTER 14

                                 RECORD KEEPING

RECORD KEEPING
--------------

The Advisers will maintain the following records:

     1.   Copies of these policies

     2. A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

     3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

     4. A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

     5. A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.


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

APPENDIX A


ADVISOR                             CLIENT                                         POLICY
-------                             ------                                         ------

Advantage Advisers                  Advantage Advisers                             This policy is applicable.
 Management, LLC.                   Alyeska Fund, LLC.
                                    is a registered fund of funds

                                    Advantage Advisers                             Alkeon Capital
                                    Technology Partners, LLC.                      Management proxy
                                    The portfolio manger is Alkeon                 policy, attached hereto as
                                    Capital Management, L.L.C.                     Exhibit A, is applicable.

                                    Advantage Advisers Stratigos                   Alkeon Capital
                                    Fund, LLC. The portfolio manger is             Management proxy policy
                                    Is Alkeon Capital Management                   is applicable.

                                    Advantage Advisers Xanthus                     Alkeon Capital
                                    Fund, LLC. The portfolio manager is            Management proxy
                                    Alkeon Capital Management                      policy is applicable.

                                    Advantage Advisers Sawgrass Fund,              CWH Associates Inc.
                                    LLC. The portfolio manager is CWH              proxy policy, attached
                                    Associates, Inc.                               hereto as Exhibit B, is
                                                                                         applicable.

                                    Advantage Advisers Wynstone                    KBW Asset Management
                                    Fund, LLC. The portfolio manager               Inc. proxy policy, attached
                                    is KBW Asset Management Inc.                   hereto as Exhibit C, is
                                                                                   applicable.

                                    Advantage Advisers Whistler Fund,              This policy is applicable.
                                    LLC. is a registered fund of funds

                                    Mercantile Long-Short Manager Fund,            This policy is applicable.
                                    LLC. Advantage Advisers Management
                                    LLC. acts as subadvisor to this fund.

Advantage Advisers                  Advantage Advisers Alyeska Int'l Ltd.          This policy is applicable.
Multi Manager, LLC.

                                    Advantage Advisers Catalyst Int'l, Ltd.        Ridgecrest Investment
                                    Ridgecrest Investment Management,              Management LLC proxy
                                    LLC acts as portfolio manager.                 policy, attached hereto as
                                                                                   Exhibit D, is applicable.

                                    Advantage Advisers Deauville Europe            This policy is applicable.
                                    Fund, Ltd. is a fund of funds.

                                    Advantage Advisers Deauville                   This policy is applicable.
                                    Europe Master Fund, Ltd. is a fund of
                                    funds.

                                    Advantage Advisers Deauville Europe            This policy is applicable.
                                    Fund, LLC is a fund of funds.


                                                                              71



ADVISOR                             CLIENT                                         POLICY
-------                             ------                                         ------

                                    Advantage Advisers Sawgrass                    CWH Associates Inc,
                                    International, Ltd. CWH Associates,            proxy policy, attached
                                    Inc. acts as portfolio manager.                hereto as Exhibit E, is
                                                                                   applicable.

                                    Advantage Advisers Technology                  Alkeon Capital
                                    International, Ltd. Alkeon Capital             Management proxy
                                    Management acts as subadvisor                  policy, attached hereto as
                                                                                   Exhibit A, as applicable.

                                    Advantage Advisers Troon                       Mark Asset Mgt. Corp.
                                    International, Ltd. Mark Asset                 proxy policy, attached
                                    Management Corp. acts as portfolio             hereto as Exhibit F, is
                                    manager.                                       applicable.

                                    Advantage Advisers Whistler                    This policy is applicable.
                                    International, Ltd. is a fund of funds.


Advantage Advisors                  General partner to Advantage Advisers          This policy is applicable.
Private Equity Management,          Private Equity Partners, L.P. ("COPEP").
LLC

Advantage Advisers Troon            Investment advisor to Advantage Advisers       Proxy policies of Mark
Management, L.L.C.                  Troon Fund, LLC. Mark Asset                    Asset Management
                                    Management Corporation acts as portfolio       Corporation, attached
                                    manager.                                       hereto as Exhibit F, are
                                                                                   applicable.

Oppenheimer Catalyst                General Partner and investment adviser         Ridgecrest Investment
Management L.P.                     to Advantage Adviser Catalyst                  Management LLC's
                                    Partners, LP. Ridgecrest Investment            proxy policies, attached
                                    Management LLC. personnel act as               hereto as Exhibit D, are
                                    portfolio manager.                             applicable.

Oppenheimer Emerging                This adviser has no clients and is inactive.   To the extent this adviser
Emerging Markets                                                                   has clients in the future
Management, LLP                                                                    this policy will be
                                                                                   applicable.

Oppenheimer Value Partners, LP      This adviser has no clients and is inactive.   To the extent this adviser
                                                                                   has clients in the future
                                                                                   this policy will be applicable.

Oppenheimer Horizon                 Managing member of Oppenheimer                 The proxy policies of
Management, LP                      Horizon Management, LLC, which is the          Contrarian Capital
                                    General Partner of Oppenheimer Horizon         Management LLC,
                                    Partners, LP. is closed to new investors       attached hereto as Exhibit
                                    and is in the process of being liquidated.     G, are applicable.
                                    The portfolio manager for Oppenheimer
                                    Horizon Partners, LP is Contrarian Capital
                                    Management, LLC.


                                                                              72


ADVISOR                             CLIENT                                         POLICY
-------                             ------                                         ------

Oppenheimer                         General Partner and investment                 The proxy policies
Institutional Horizon               adviser to Oppenheimer                         of Contrarian Capital
Management, LP                      Institutional Horizon Partners, LP,            Management LLC,
                                    an unregistered fund in the process            attached hereto as
                                    of being liquidated. Contrarian                Exhibit G, are
                                    Capital Management LLC is the                  applicable.
                                    portfolio manager for Oppenheimer
                                    Institutional Horizon Partners, LP.

Advantage Advisers                  Investment adviser of Advantage                The proxy policies of
Augusta Management, LLC             Advisers Augusta Fund, LLC. Ardsley            Ardsley advisory Partners,
                                    Advisory Partners personnel act as portfolio   attached hereto as Exhibit
                                    manager.                                       H, are applicable.

                                                                              73